2019 First Quarter Results Gentherm, Inc. April 30, 2019 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified and are based on management's current expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause the Company's actual performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that new products may not be feasible, sales may not increase, additional financing requirements may not be available, new competitors may arise or customers may develop their own products to replace the Company’s products, customer preferences for end products may shift, the Company may lose suppliers or customers, market acceptance of the Company’s existing or new products may decrease, currency exchange rates may change unfavorably, pricing pressures from customers may increase, the Company’s workforce and operations could be disrupted by civil or political unrest in the countries in which the Company operates, free trade agreements may be altered in a manner adverse to the Company, our customers may not accept pass-through of new tariff costs, additional tariffs may be implemented, cost-savings measures may not be achievable or may need to be reversed, assets held for sale may not be sold quickly or at all, the Company may be unable to repurchase its shares of common stock at favorable prices or at all, due to market conditions, applicable legal requirements, debt covenants or other restrictions, compliance with covenants and other restrictions under the Company’s credit facility, medical device regulations could change in an unfavorable manner, oil and gas prices could fluctuate causing adverse consequences, and other adverse conditions in the industries in which the Company operates may negatively affect its results. You should review the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. The business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding “earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, transaction expenses, debt retirement expenses, impairment loss, restructuring expenses, unrealized currency gain or loss and unrealized revaluation of derivatives” (Adjusted EBITDA) and “Return on Invested Capital (ROIC)” (each, a non-GAAP financial measure). We define ROIC as tax-affected operating income, prior to the effect of extraordinary or unusual items, divided by Invested Capital. Invested Capital is defined as shareholders’ equity and total debt, less cash and cash equivalents. In evaluating its business, the Company considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. Management provides an Adjusted EBITDA measure so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance on a period-over-period basis. Additionally, management believes that ROIC provides a useful measure of how effectively the Company uses capital to generate profits. Other companies in our industry may calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA or ROIC in isolation, or as a substitute for net income or other consolidated income statement data prepared in accordance with GAAP. Non-GAAP measures referenced in this presentation may include estimates of future Adjusted EBITDA and ROIC. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measures, due to depreciation and amortization, tax expense, and/or interest expense, some or all of which management has not quantified for the future periods. Use of Non-GAAP Financial Measures * See Appendix for a reconciliation of GAAP to non-GAAP financial measures

Significantly outperformed the automotive market 1Q 2019 Highlights Won 2019 Automotive News Pace Award Organic revenue growth in core businesses Year-over-year Climate Control Seat (CCS®) revenue growth Continued automotive awards momentum Continued progress on Focused Growth and Margin Expansion activities

12 Vehicle launches with 8 OEMs Multiple CCS® product launches Hyundai Sonata Peugeot 508 Increased content in luxury vehicles Neck Conditioner for Ferrari California Heated Interior for Bentley Flying Spur Continued progress on ClimateSenseTM development and validation with multiple OEMs Leveraging industry leading innovation and strong execution to drive growth Automotive 1Q 2019 Highlights

Automotive 1Q 2019 Awards

- $400M in awards across 16 OEMs
- Multiple CCS® awards
  - Hyundai Creta
  - Kia Grand Carnival
  - Lincoln Navigator
- Steering Wheel Heater awards across 6 OEMs
- Strategic awards from Audi, BMW and Lexus
- Air Cooling Battery Thermal Management award from GM
- First BEV battery heating award leveraging proprietary technology

Continued momentum in new business awards

Technology to the next degree™

Proprietary © Gentherm 2019

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Industrial 1Q 2019 Highlights Well positioned to grow the Medical business Double digit revenue growth in Medical sequentially and year-over-year Strong growth in Blanketrol® equipment and consumables across U.S., Latin America, and Asia Pacific Large orders from several leading U.S. hospital networks Acquired Stihler Electronic in Stuttgart, Germany Further strengthening Operating Room patient normothermia product portfolio

Selected Income Statement Data Three Months Ended March 31, 2019 2018(1) (In thousands, except per share data) Product Revenues $ 257,921 $ 264,586 Gross Margin 75,307 81,242 Gross Margin % 29% 31% Operating Expenses 53,462 60,593 Operating Income 21,845 20,649 Adjusted EBITDA 35,194 34,509 Adjusted EPS 0.55 0.52 (1) Certain reclassifications of prior year’s amounts have been made to conform with the current year’s presentation.

Selected Balance Sheet Data March 31, 2019 December 31, 2018 (In thousands) Cash, Cash Equivalents and Restricted Cash $ 41,269 $ 39,620 Total Assets 763,046 803,047 Debt 100,553 139,891 Current 2,949 3,414 Non-Current 97,604 136,477 Revolving LOC Availability 261,071 221,871 Total Liquidity 302,340 261,491

2019 Guidance & 2021 Outlook 2019E 2021E Revenue Growth 4% - 6% High single-digit Organic CAGR Gross Margin 28% - 30% 30% – 32% Operating Expenses % of Revenue 19% - 20% 15% - 17% Adjusted EBITDA Margin (1) 14% - 15% High teens ROIC > 20% 2019 Guidance and 2021 Outlook Reaffirmed (1) Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income, such as foreign currency gains and losses, we are unable to reasonably estimate net income, the GAAP financial measure most directly comparable to Adjusted EBITDA. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA to net income with respect to the guidance provided.

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended March 31, 2019 2018(1)   (In thousands) Net Income $ 8,414 $ 12,966 Add Back: Income Tax Expense 6,895 3,036 Interest Expense 1,368 1,180 Depreciation and Amortization 10,980 12,820 Adjustments: Restructuring Expenses 1,914 865 Impairment of Assets Held for Sale 10,484 - Gain on Sale of a Business (4,970) - Acquisition Transaction Expense 38 - Unrealized Currency (Gain)/Loss CFO Transition Expenses (994) 1,065 3,642 - Adjusted EBITDA $ 35,194 $ 34,509 (1) Certain reclassifications of prior year’s amounts have been made to conform with the current year’s presentation.

Reconciliation of Adjusted EPS Three Months Ended March 31, 2019 2018(1) Diluted EPS - As Reported $ 0.25 $ 0.35 Acquisition Transaction Expenses - - Debt Retirement Expense - - Non-Cash Purchase Accounting Impacts 0.07 0.10 Unrealized Currency (Gain)/Loss (0.03) 0.10 Restructuring Expenses 0.06 0.02 Gain on Sale of a Business (0.15) - Impairment Losses 0.31 - CFO Transition Expense 0.03 - Tax Effect of Above 0.01 (0.05) US Tax Reform - - Rounding Adjustment - - Diluted EPS - As Adjusted $ 0.55 $ 0.52 (1) Certain reclassifications of prior year’s amounts have been made to conform with the current year’s presentation.